UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2020

Mallinckrodt plc
(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

College Business & Technology Park, Cruiserath,
Blanchardstown, Dublin 15, Ireland
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  +353 1 696 0000

3 Lotus Park, The Causeway, Staines-Upon-Thames
Surrey TW18 3AG, United Kingdom
(Former name or former address, if changed since last report) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Ordinary shares, par value $0.20 per share	MNK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

Amended Executive Severance Plan

On July 20, 2020, the Human Resources and Compensation Committee (the “HRCC”) of the board of directors of Mallinckrodt plc ("Mallinckrodt" or the "Company") approved amendments to the Mallinckrodt Pharmaceuticals Severance Plan for U.S. Officers and Executives (as amended, the “Severance Plan”), effective as of July 20, 2020, substantially in the form filed as Exhibit 10.1 to this Current Report on Form 8-K. These changes are largely administrative in nature and include a clarifying change making clear that payments made pursuant to the 2020 Key Employee Incentive Program that were intended to replace an executive’s long-term incentive target opportunity shall not be included in any calculations for the determination of severance payments.

The foregoing summary is qualified in its entirety by reference to the complete terms and conditions of the Severance Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Form of Executive Employment Agreement

On July 20, 2020, the HRCC also approved a form of employment agreement to be entered into with each of Mallinckrodt’s executive officers, including its named executive officers (the “Employment Agreement”), substantially in the form filed as Exhibit 10.2 to this Current Report on Form 8-K. The Employment Agreement is intended to codify into a contractual arrangement the severance benefits that each executive officer is already entitled to under the Severance Plan and is aligned to the Severance Plan in all material respects. The Employment Agreement is to be entered into between each executive officer and ST Shared Services LLC, a wholly-owned subsidiary of Mallinckrodt plc that serves as the employing entity for all U.S. based employees. Set forth below is a summary of the Employment Agreement to be entered into with each of the Company’s Named Executive Officers.

Covered Executives
Mark C. Trudeau, President and Chief Executive Officer
Bryan M. Reasons, Executive Vice President and Chief Financial Officer
Mark Casey, Executive Vice President and Chief Legal Officer
Hugh M. O’Neill, Executive Vice President and Chief Commercial Officer
Steven Romano, M.D., Executive Vice President and Chief Science Officer

Reporting	Mr. Trudeau reports to the Board of Directors of the Company. Each of the other Named Executive Officers reports to the Chief Executive Officer.
Term	3 years, with automatic one year renewals, absent notice of non-renewal
Annual Base Salary	Mr. Trudeau $1,050,000 Mr. Reasons $600,000 Mr. Casey $600,000 Mr. O’Neill $620,000 Dr. Romano $620,000
Target Bonus Opportunity	Mr. Trudeau 125% of Base Salary Mr. Reasons 65% of Base Salary Mr. Casey 65% of Base Salary Mr. O’Neill 65% of Base Salary Dr. Romano 65% of Base Salary

Severance
In the event of an executive’s termination of employment without Cause or, during the two-year period following a change in control, for Good Reason:
•1.5x (2x for the CEO) the sum of the applicable executive’s annual base salary and the average annual bonus received during the three fiscal years preceding the date of termination.
•A lump sum payment equal to the employer subsidized portion of the cost of health insurance for the applicable executive and his dependents for eighteen months.
•Accelerated vesting of stock options, restricted stock and restricted stock units scheduled to vest during the twelve months following the date of termination, with vested options remaining exercisable until the one year anniversary of the date of termination, subject to the earlier expiration of the option term. Performance units scheduled to vest during the twelve months following employment termination remain eligible to vest based on actual results.
•If, during the twenty-four months following the date of termination, an executive would reach the age required for early retirement or normal retirement treatment and would otherwise meet the retirement treatment criteria, executive will be entitled to any more favorable equity award vesting included in any applicable equity award agreement with the executive.
•Outplacement services for up to twelve months.

Double Trigger Equity Award Vesting
In the event of an executive’s termination without Cause or for Good Reason during the two-year period following a change of control, all of the executive’s unvested equity awards immediately will vest, with the vesting level of performance-based awards to be determined in the sole discretion of the HRCC.

Non-Compete	Each of the executives is subject to a non-compete agreement that applies during the employment term and for one year following any termination of employment.
Certain Definitions
“Cause” means executive’s (i) substantial failure or refusal to perform duties and responsibilities of his or her job at a satisfactory level as required by the Company; (ii) a material violation of any fiduciary duty or duty of loyalty owed to the Company; (iii) conviction of a misdemeanor (other than a traffic offense) or felony; (iv) fraud, embezzlement or theft; (v) violation of a material rule or policy of the Company; (vi) unauthorized disclosure of any trade secret or confidential information of the Company; or (vii) other egregious conduct that has or could have a serious and detrimental impact on the Company.
“Good Reason” means, at any time during the two year period following a change in control, (i) the assignment to executive of any duties inconsistent in any material respect with executive’s authority, duties or responsibilities as in effect immediately prior to the change in control; (ii) a material diminution in the authority, duties or responsibilities of the supervisor to whom executive is required to report as in effect immediately prior to the change in control; (iii) a material change in the geographic location at which executive must perform services to a location which is more than 50 miles from executive’s principal place of business immediately prior to the change in control; (iv) a material reduction in executive’s compensation and benefits, taken as a whole, as in effect immediately prior to the change in control; or (v) a material diminution in the budget over which executive retains authority.

The foregoing is only a general summary of certain aspects the Employment Agreements and does not purport to be complete. It is qualified in its entirety by reference to the form of Employment Agreement filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Mallinckrodt Pharmaceuticals Severance Plan for U.S. Officers and Executives.
10.2	Form of Employment Agreement by and between ST Shared Services LLC and Executive Officers.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PLC
(registrant)

Date:	July 24, 2020	By:	/s/ Stephanie D. Miller
Stephanie D. Miller
Vice President, Corporate Secretary & General Counsel, International